UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) February 24, 2005

                            GP Strategies Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                  1-7234                                      13-1926739
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         (Commission File Number)              (IRS Employer Identification No.)


 777 Westchester Avenue, White Plains, NY                       10604
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 (Address of Principal Executive Offices)                     (Zip Code)

                                 (914) 249-9700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

         On February 24, 2005, the Compensation Committee (the "Compensation Committee") of the Board of Directors of GP Strategies Corporation (the "Company") authorized the payment of bonus awards of $350,000 to Scott Greenberg, the Company's President and Chief Financial Officer, and $50,000 to Andrea Kantor, the Company's Vice President and General Counsel, in respect of the year ended December 31, 2004. The bonus awards were determined based on the Compensation Committee's evaluation of the Company's and each executive's performance.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   GP Strategies Corporation




Date: March 2, 2005                               Scott N. Greenberg, President
                                                  and Chief Financial Officer